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                                                                     Exhibit 4.1

                                   VITAQUEST
                               INTERNATIONAL INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                          SHARES
VO.
COMMON STOCK                                                COMMON STOCK
                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS
This certifies that                                        CUSIP 928484 10 5
is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF
Vitaquest International Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Secretary and                                                     President and
Chief Financial Officer                                   Chairman of the Board

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY) TRANSFER AGENT
AND REGISTRAR

AUTHORIZED OFFICER
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                         VITAQUEST INTERNATIONAL INC.

        Vitaquest International Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common  UNIF GIFT MIN ACT -_______Custodian_______
                                                     (Cust)         (Minor)
 TEN ENT - as tenants by the entireties           under Uniform Gifts to Minors
 JT TEN  - as joint tenants with right of       Act________________________
           survivorship and not as tenants                 (State)
           in common
    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

_____________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated__________________________

        _______________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.